EXHIBIT 10.73


                           TALK AMERICA HOLDINGS, INC.
                                    As Issuer
                   5% CONVERTIBLE SUBORDINATED NOTES DUE 2004
                       ----------------------------------


                                -----------------
                          FIRST SUPPLEMENTAL INDENTURE
                            Dated as of April 2, 2002
                                -----------------


                                -----------------
                      U.S. BANK TRUST NATIONAL ASSOCIATION,
                                   As Trustee
                                -----------------



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     FIRST  SUPPLEMENTAL  INDENTURE  dated  as  of  April  2,  2002  (the "First
Supplemental Indenture") among Talk America Holdings, Inc. (formerly Tel-Save Holdings, Inc.), a Delaware corporation (the "Company"), as issuer, and U.S. Bank Trust National Association (formerly First Trust of New York, National Association, the "Trustee"), as Trustee, to the Indenture dated as of December 10, 1997 by and between the Company and the Trustee (the "Indenture").

                              W I T N E S S E T H :
                              -------------------

     WHEREAS, the Company and the Trustee have heretofore executed and delivered the Indenture providing for the issuance of 5% Convertible Subordinated Notes due 2004 (collectively, the "Securities," and individually, a "Security") of the Company;

     WHEREAS, Section of 11.02 of the Indenture provides that the Company and the Trustee may amend the Indenture with the written consent of the Holders of at least a majority in principal amount of then-outstanding Securities;

     WHEREAS, the Company has obtained the consents of a majority in principal amount of the Securities to amend the definition of "Designated Event" in the Indenture and to remove "Termination of Trading" as a "Designated Event"; and

     WHEREAS, all other acts and proceedings required by law, by the Indenture and by the certificate of incorporation and bylaws of the Company to make this First Supplemental Indenture a valid and binding agreement for the purposes expressed herein, in accordance with its terms, have been duly done and performed;

     NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, and for the equal and proportionate benefit of the Holders of the Securities, the Company and the Trustee hereby agree as follows:

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SECTION  1.     AMENDMENTS  TO  THE  INDENTURE
                ------------------------------

     (a) The definition of "Designated Events" in Article I Section 1.01 shall be amended and shall read as follows:

          "Designated  Events"  means  the  occurrence  of  a Change of Control.
          ------------------

     (b) Article I Section 1.01 shall be amended in its entirety to remove the reference to and the definition of "Termination of Trading".

SECTION  2.     OPERATIVENESS
                -------------

     This First Supplemental Indenture will become operative and binding upon each of the Company and the Trustee and the Holders on the day and year first above written.

SECTION  3.     REFERENCE  TO  AND  EFFECT  ON  THE  INDENTURE
                ----------------------------------------------

     (a) On and after the operative date of this First Supplemental Indenture, each reference in the Indenture to "this Indenture," "hereunder,""hereof," or "herein" shall mean and be a reference to the Indenture as supplemented by this First Supplemental Indenture unless the context otherwise requires.

     (b) Except as specifically amended above, the Indenture shall remain in full force and effect and is hereby ratified and confirmed.

SECTION  4.     GOVERNING  LAW
                --------------

     This First Supplemental Indenture shall be construed and enforced in accordance with the laws of the State of New York.

SECTION  5.     DEFINED  TERMS
                --------------

     Unless otherwise indicated, capitalized terms used herein and not defined shall have the respective meanings given such terms in the Indenture.

SECTION  6.     CONFLICTS
                ---------

     In the event of a conflict between the terms and conditions of the Indenture and the terms and conditions of this First Supplemental Indenture, then the terms and conditions of this First Supplemental Indenture shall prevail.

SECTION  7.     TRUST  INDENTURE  ACT  CONTROLS
                -------------------------------

     If any provision of this First Supplemental Indenture limits, qualifies or conflicts with another provision of this First Supplemental Indenture or the Indenture that is required to be included by the Trust Indenture Act of 1939, as amended (the "Act"), as in

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          force  at  the date this First Supplemental Indenture is executed, the provision  required  by  said  Act  shall  control.

SECTION  8.     COUNTERPARTS  AND  METHOD  OF  EXECUTION
                ----------------------------------------

     This First Supplemental Indenture may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

SECTION  9.     TITLES
                ------

     Section titles are for descriptive purposes only and shall not control or alter the meaning of this First Supplemental Indenture as set forth in the text.

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     IN  WITNESS WHEREOF, the parties hereto have caused this First Supplemental
Indenture  to  be  executed  as  of  the  day  and  year  first  above  written.

                                   TALK  AMERICA  HOLDINGS,  INC.
                                   (formerly  TEL-SAVE  HOLDINGS,  INC.)

                                   By:  /s/  Aloysius  T.  Lawn  IV
                                   Name:  Aloysius  T.  Lawn,  IV
                                   Title:  Executive  Vice  President-General
                                   Counsel  and  Secretary


                                   By:  /s/  Edward  B.  Meyercord,  III
                                   Name:  Edward  B.  Meyercord,  III
                                   Title:  President and  Treasurer


                                   U.S.  BANK  TRUST  NATIONAL
                                   ASSOCIATION  (formerly  FIRST  TRUST
                                   OF  NEW  YORK,  NATIONAL
                                   ASSOCIATION)

                                   By:  /s/  Barbara  A.  Nastro
                                   Name:  Barbara  A.  Nastro
                                   Title:  Vice  President


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STATE  OF  PENNSYLVANIA     )
          :     ss:
COUNTY  OF  BUCKS          )

     On the 4th day of April, 2002, before me personally came Aloysius T. Lawn IV, to me known, who, being by me duly sworn, did depose and say that he resides at 1409 Bramble Lane, West Chester, PA 19380; that he is an Executive Vice
President-General Counsel of Talk America Holdings, Inc., one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed to the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the board of directors of said corporation; and that he signed his name thereto by like authority.

[NOTARIAL  SEAL]
                                        /s/ Amy McCusker
                                        Notary  Public


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STATE  OF  PENNSYLVANIA     )
          :     ss:
COUNTY  OF  BUCKS          )

     On the 4th day of April, 2002, before me personally came Edward B. Meyercord, III, to me known, who, being by me duly sworn, did depose and say that he resides at 415 Ridgeview Road, Princeton, NJ 08540; that he is President, Treasurer and a Director of Talk America Holdings, Inc., one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed to the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the board of directors of said corporation; and that he signed his name thereto by like authority.

[NOTARIAL  SEAL]
                                        /s/ Amy McCusker
                                        Notary  Public

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STATE  OF  NEW YORK     )
                        :     ss:
COUNTY  OF  QUEENS      )

     On the 4th day of April, 2002, before me personally came Barbara Nastro, to me known, who, being by me duly sworn, did depose and say that she resides at 100 Wall Street, New York City; that he is a Trust Officer of U.S. Bank Trust National Association, one of the parties described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed to the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the board of directors of said corporation; and that he signed his name thereto by like authority.

[NOTARIAL  SEAL]
                                        /s/ Janet P. O'Hara
                                        Notary  Public

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